UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2014

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Second St. Suite A-107, Davis, CA		95618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the transition agreement that we entered into with Don Glidewell on November 7, 2012, Mr. Glidewell resigned as our chief financial officer effective as of March 25, 2014. James B. Boyd, who had been serving jointly with Mr. Glidewell as our chief financial officer during a transition period, will remain as our chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: March 28, 2014	By:	/s/ James B. Boyd
James B. Boyd
Chief Financial Officer